EXHIBIT 10.01

                          THIRD AMENDMENT TO EXECUTIVE
                              EMPLOYMENT AGREEMENT
                              DATED APRIL 25, 2000

     Reference is made to the Executive Employment Agreement dated as of January 19, 1999, as amended on April 6, 2000 (the "Agreement") by and between J. Baker, Inc. and Thomas J. Konecki. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

     1. Paragraph 9(a) of the Agreement is hereby amended by deleting the words "nine (9) months" beginning in the third line thereof and inserting in its place the words "twelve (12) months."

     2. Paragraph 9(b) of the Agreement is hereby amended by deleting the words "nine (9) months" in the fourth line thereof and inserting in its place the words "twelve (12) months."

     3. Paragraph 9(d) of the Agreement is hereby amended by deleting the words "nine (9) months" in the fifth line thereof and inserting in its place the words "twelve (12) months."

     4. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.

By:       /s/ Alan I. Weinstein                              April 25, 2000
   ------------------------------------------               --------------------
         Alan I. Weinstein                                   Date
         President and
         Chief Executive Officer




           /s/ Thomas Konecki                                April 25, 2000
----------------------------------------------               -------------------
         Thomas Konecki                                      Date